UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2024

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard
Palm Beach Gardens	Florida	33418
(Address of principal executive offices, including zip code)

(561)	365-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange
4.375% Notes due 2025	CARR25	New York Stock Exchange
4.125% Notes due 2028	CARR28	New York Stock Exchange
4.500% Notes due 2032	CARR32	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2024, Carrier Global Corporation (the “Company”) announced that Timothy N. White, the Company’s President, Refrigeration, will transition into the newly-established role of Senior Vice President and Chief Product Officer of the Company, effective July 1, 2024.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2024 the Board of Directors (the “Board”) of the Company approved and adopted amendments (the “Amendments”) to the Company’s Amended and Restated Bylaws (as amended, the “A&R Bylaws”). Among other things, the Amendments, (i) remove certain limitations on shareowners’ ability to act by written consent; (ii) update the procedural and information requirements for director nominations and other proposals submitted by shareowners under the Company’s “advance notice” provisions, director nominations included in the Company’s proxy materials pursuant to the Company’s “proxy access” provisions, and demands to call special meetings of shareowners, in each case to reflect the Securities and Exchange Commission’s adoption of “universal proxy” rules as set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and evolving market standards for such bylaws; (iii) remove certain limitations on, and clarify the procedures regarding, shareowners’ ability to request special meetings, including by clarifying the circumstances under which such meetings may be canceled or postponed; (iv) make certain revisions to align with the Delaware General Corporation Law; and (v) incorporate various other administrative, technical, clarifying and conforming changes, including general “housekeeping,” procedural changes and revisions to eliminate redundancy.

The Amendments approved and adopted by the Board were effective immediately upon approval and adoption.

The foregoing description of the amendments to the A&R Bylaws does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text thereof. A copy of the A&R Bylaws is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Third Amended and Restated Bylaws of Carrier Global Corporation

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION
(Registrant)

Date: June 7, 2024	By:	/S/ KEVIN O’CONNOR
Kevin O’Connor
Senior Vice President, Chief Legal Officer